UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3458

Waddell & Reed Advisors Fixed Income Funds, Inc.

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Kristen A. Richards
6300 Lamar Avenue
Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant's telephone number, including area code: 913-236-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
SEPTEMBER 30, 2005

Waddell & Reed Advisors Government Securities Fund

Waddell & Reed Advisors Limited-Term Bond Fund

CONTENTS
3	President's Letter
5	Illustration of Fund Expenses
7	Government Securities Fund
23	Limited-Term Bond Fund
39	Notes to Financial Statements
46	Report of Independent Registered Public Accounting Firm
47	Income Tax Information
48	Directors and Officers
53	Renewal of Investment Management Agreement
56	Annual Privacy Notice
58	Proxy Voting Information
59	Quarterly Portfolio Schedule Information
60	Householding Notice
61	IRA Disclosure

This report is submitted for the general information of the shareholders of Waddell & Reed Advisors Fixed Income Funds, Inc. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current Fund prospectus and current Fund performance information.

President's Letter
      September 30, 2005

DEAR SHAREHOLDER:

Enclosed is our report on your Fund's operations for the 12 months ended September 30, 2005. The 12-month period brought quite positive results for most investors, despite challenges from a variety of directions in the latter half of the period. Stocks ended the fiscal year higher, as the S&P 500 returned 12.25 percent, and the Dow Jones Industrial Average rose 7.22 percent. Bonds also rose slightly, with the Citigroup Broad Investment Grade Index returning 2.93 percent over the last 12 months.

The first half of the 12-month period brought strong economic growth, solid corporate earnings and a generally positive environment for investors. The last six months brought a few challenges, although the financial markets have remained fairly resilient. Between April and September, we weathered increasing energy prices, rising interest rates, budding inflationary pressures and, most dramatically, the fallout from two major hurricanes that tragically struck this country's Gulf Coast. Hurricane Katrina silenced an entire major American city, along with the largest port facility in the country, which is the fifth largest port in the world. Compounded by Hurricane Rita several weeks later, it brought devastating circumstances across four states and an economic impact that is still being evaluated.

Despite the setbacks, the U.S. economy has remained relatively solid. As we look toward 2006, it does appear that economic growth will slow somewhat in the U.S., in our opinion, due to higher interest rates and higher energy prices.

The Federal Reserve apparently believes the economy is sound enough that it has continued its campaign of steadily raising short-term interest rates. Most recently, the Fed enacted another quarter-point increase in late September, bringing interest rates to 3.75 percent. The Fed stated that it still believes monetary conditions remain "accommodative," indicating apparently that they intend to continue raising rates somewhat further.

The other major development during the period was the rapid rise of oil prices. Crude oil hovered just above $40 per barrel in late 2004. By the end of September 2005, the price surpassed $65 per barrel. The world is facing constraints in supply such as we have never seen before. Many are forecasting that prices may ease some toward year-end, but we believe that, longer term, higher prices are here to stay. As investors, we must remain aware of that reality, its impact on the world economies, and any opportunities that it may create.

Regardless of the short-term challenges brought on by economic or geopolitical events, a longer-term perspective is often more instructive for investors. That is why we believe it is important to develop and maintain a long-term financial plan for your personal situation. Through appropriate diversification among four or five or so different asset classes, you can potentially provide more balance to your investment portfolio over time.

Your financial advisor can help you with these strategies and work with you to develop and maintain a customized plan based on your individual situation. We believe that focusing on that plan, despite the swings of the market, is important as you work toward a sound financial future.

Thank you for your partnership and your continued commitment to your investment program.

Respectfully,
Henry J. Herrmann, CFA
President

The opinions expressed in this letter are those of the President of the Fund and are current only through the end of the period of the report, as stated on the cover. The President's views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

Illustration of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service fees, and other Fund expenses. The following tables are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended September 30, 2005.

Actual Expenses

The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There may be additional fees charged to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), IRA Rollovers, Roth IRAs, Conversion Roth IRAs, Simplified Employee Pension (SEP), Simple IRAs, Tax-Sheltered Accounts (TSAs), Keogh Plans, Owner Only 401(k) (Exclusive K) Plans and Final Pay Plans. As of the close of the six months covered by the table, a customer is charged an annual fee of $15 within each plan type. This fee is waived for IRA Rollovers and Conversion Roth IRAs if the customer owns another type of IRA. Coverdell Education Savings Account plans are charged an annual fee of $10 per customer. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value as such additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line for each share class of the following tables provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Government Securities Fund Expenses
For the Six Months Ended September 30, 2005	Beginning Account Value 3-31-05	Ending Account Value 9-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,021.20	1.16%	$5.88
Class B	1,000	1,016.50	2.08	10.53
Class C	1,000	1,016.80	2.03	10.25
Class Y	1,000	1,023.20	0.76	3.85
Based on 5% Return (2)
Class A	$1,000	$1,019.25	1.16%	$5.88
Class B	1,000	1,014.63	2.08	10.52
Class C	1,000	1,014.91	2.03	10.24
Class Y	1,000	1,021.26	0.76	3.85

Limited-Term Bond Fund Expenses
For the Six Months Ended September 30, 2005	Beginning Account Value 3-31-05	Ending Account Value 9-30-05	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During Period*

Based on Actual Fund Return (1)
Class A	$1,000	$1,012.60	1.21%	$6.13
Class B	1,000	1,007.70	2.17	10.93
Class C	1,000	1,008.20	2.09	10.52
Class Y	1,000	1,014.90	0.77	3.91
Based on 5% Return (2)
Class A	$1,000	$1,018.98	1.21%	$6.15
Class B	1,000	1,014.18	2.17	10.97
Class C	1,000	1,014.59	2.09	10.56
Class Y	1,000	1,021.19	0.77	3.92

      *Fund expenses for each share class are equal to the Fund's annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by 183 days in the six-month period ended September 30, 2005, and divided by 365.

(1)This section uses the Fund's actual total return and actual Fund expenses. It is a guide to the actual expenses paid by the Fund in the period. The "Ending Account Value" shown is computed using the Fund's actual return and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the fourth column.

(2)This section uses a hypothetical 5% return and actual Fund expenses. It helps to compare the Fund's ongoing costs with other mutual funds. A shareholder can compare the Fund's ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustration is based on ongoing costs only and does not include any transactional costs, such as sales loads, redemption fees or exchange fees.

Manager's Discussion of Government Securities Fund
      September 30, 2005

An interview with James C. Cusser, CFA, portfolio manager of Waddell & Reed Advisors Government Securities Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund slightly underperformed its benchmark index, as the Class A shares of the Fund increased 2.49 percent (before the impact of any sales charges) for the fiscal year. In comparison, the Citigroup Treasury/Government Sponsored/Mortgage Bond Index (reflecting the performance of securities that generally represent the U.S. government securities market, including mortgage-backed securities), increased 2.91 percent, and the Lipper General U.S. Government Funds Universe Average (reflecting the universe of funds with similar investment objectives) increased 2.31 percent for the same period. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors affected the Fund's performance during the fiscal year?

The primary influence on Fund performance over the fiscal year was the fact that mortgage securities performed better than the Fund's other asset class alternatives: U.S. Treasuries, U.S. agencies and government-secured money market instruments. The Fund was overweight in mortgages relative to the benchmark, which we believe helped our performance, although our exposure to the other sectors may have compromised overall performance somewhat. On the positive side, the Fund's performance was accomplished despite the portfolio being positioned for long-term interest rate changes and market volatility, neither of which materialized to much of a degree over the fiscal year. Overall, positive Fund performance can be attributed to realizing the higher coupon benefits generally associated with mortgage securities.

What other market conditions or events influenced the Fund's performance during the fiscal year?

The biggest issue, in our opinion, is that the period overall was not particularly turbulent, and we believe the Fund is structured to do well in turbulent times. Over the last 12 months, the 10-year U.S. Treasury bond, for example, moved in yield only from 4.19 percent to 4.33 percent, one of the smallest annual changes in my 29-year career. The Merrill Lynch Option Volatility Estimate Index (MOVE), a yield-curve-weighted index of the normalized implied volatility on 1-month Treasury options, also reflected a relatively quiet market over the fiscal year. The index generally tracks how much market participants are expected to pay for the uncertain market direction. The current index is at its lowest levels in five years. So, while the Fund is structured to attempt to take advantage of changing markets, over the past year the bond markets haven't changed enough to overcome the cost of portfolio protection against turbulent markets. Some positive return in this mildly rising interest rate environment came from coupon income and the portfolio's investment in higher yielding mortgage securities.

What strategies and techniques did you employ that specifically affected the Fund's performance?

The Fund has for some time been structured for a market of changing interest rates. We have attempted to position the Fund to outperform the market and its peers when interest rates change, whether up or down. We attempt to do this by buying so-called "put bonds," which may be sold back to the issuer prior to maturity. We also attempt to position the portfolio to weather interest rate changes by purchasing relatively stable mortgage securities, such as collateralized mortgage obligations (CMOs), which can be more stable than traditional pass-through mortgages. By using the CMO structure, we cede a little current income in order to attempt to capture a better total return when markets are volatile. During the fiscal period, our overweighting in mortgages generally helped overcome the yield we ceded to get those structured CMO mortgages.

After put bonds and CMO mortgages, the remainder of the portfolio is devoted mainly to U.S. Treasury bonds, in which we were underweight. With the Treasury holdings, we attempt to "barbell" that portion of the portfolio. Barbelling is achieved, generally, by buying both longer-dated maturity bonds and shorter-dated bonds, and not buying as many intermediate-maturity bonds, relative to the maturities of the benchmark. Grouping maturities in this manner tends to mimic, in price action, a put bond - that is, doing better than the benchmark when rates rise and fall, but not doing as well when rates stay the same. We anticipate that the market may be more volatile during the coming fiscal year.

Recently, we have increased the percentage of the portfolio in Treasury securities with two- and three-year maturities. In this shorter end of the yield curve, the investor gets a majority of the yield in longer term bonds, since long-term rates are currently close to short-term rates, yet with much less price volatility than long-term rates. Overall, the portfolio's duration (a measure of the portfolio's sensitivity to interest rate movement) is 95 percent that of the benchmark. We believe that rates are more likely to go up than down over the next 12 months, but we also expect the Federal Reserve to stop raising interest rates next year, so that those two- and three-year Treasuries should provide some stable returns.

What industries or sectors did you emphasize during the fiscal year, and what is your outlook for the next 12 months?

The Fund is primarily composed of three broad asset classes: mortgage securities, government agencies and U.S. Treasuries. During the fiscal year, mortgage securities outperformed agency debentures, and both outperformed Treasury securities. The portfolio was overweight in mortgages, underweight in agencies and underweight in Treasuries.

We intend to maintain the general structure of the portfolio. That is, we likely will continue to be positively convex because we anticipate that the interest rate market may break out of its very narrow range and we expect market volatility to increase. We feel that a good case can be made for both rising and declining rates. The nation's already expansive fiscal policy, exacerbated by the costs associated with the hurricanes, along with the inflation potential associated with rising fuel costs, may contribute to rising longer-term rates in 2006. As for short-term rates, the Federal Reserve doesn't seem to be through its rate-raising regimen yet. In fact, we believe the appointment of a new Fed chairman in early 2006 may increase the market's volatility. Regardless, we believe that the economy may yet founder and rates decline further because of increasing oil prices. Perhaps the Chinese government, the biggest owner of U.S. Treasury securities today, may actually increase its appetite for U.S. bonds. After all, U.S. bonds, both government and corporate, have some of the highest returns in the world, both before and after currency translations. We intend to continue to reduce our overweight exposure to mortgage-backed securities, using the proceeds to increase our exposure to Treasuries. With the potential for greater volatility, we feel that mortgages may not do as well next year as over the last year.

The Fund's performance noted above is at net asset value (NAV) and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Government Securities Fund, Class A Shares (1)	$16,182
Citigroup Treasury/Government Sponsored/Mortgage Bond Index	$18,151
Lipper General U.S. Government Funds Universe Average	$16,665

W&R ADVISORS GOVERNMENT SECURITIES FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005

		W&R ADVISORS GOVERNMENT SEC. FUND	CITIGROUP TREASURY/GOVT. SPONSORED/	LIPPER GENERAL U.S. GOVT. FUNDS
		CLASS A SHARES	MORTGAGE INDEX	UNIVERSE AVG.

MARCH	1996	9,575	10,000	10,000
MARCH	1997	9,934	10,490	10,341
MARCH	1998	11,111	11,720	11,556
MARCH	1999	11,715	12,490	12,176
MARCH	2000	11,928	12,780	12,283
SEPT	2000	12,401	13,412	12,801
SEPT	2001	13,974	15,130	14,344
SEPT	2002	15,052	16,458	15,550
SEPT	2003	15,413	17,044	15,924
SEPT	2004	15,788	17,637	16,288
SEPT	2005	16,182	18,151	16,665

Please note that the performance of the Fund's other share classes will be greater or less than the performance shown above for Class A based on the differences in loads and fees paid by shareholders investing in the different classes.

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (2)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-05	-1.86%	-2.36%	1.62%	2.91%
5-year period ended 9-30-05	4.55%	4.37%	4.61%	5.84%
10-year period ended 9-30-05	5.18%	-	-	5.96%
Since inception of Class (3) through 9-30-05	-	4.57%	4.79%	-

(2)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 4.25%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(3)10-4-99 for Class B shares and 10-8-99 for Class C shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

SHAREHOLDER SUMMARY OF GOVERNMENT SECURITIES FUND

Portfolio Highlights

On September 30, 2005, Waddell & Reed Advisors Government Securities Fund had net assets totaling $246,508,787 invested in a diversified portfolio of:

98.11%	Bonds
1.89%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on September 30, 2005, your Fund owned:

Mortgage-Backed Obligations	$73.93
Treasury Obligations	$17.54
Agency Obligations	$6.64
Cash and Cash Equivalents	$1.89

The Investments of Government Securities Fund
September 30, 2005
UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal Amount in Thousands	Value

Agency Obligations - 6.64%
Federal Home Loan Bank:
5.75%, 10-15-07	$ 3,000	$3,079,248
5.375%, 5-15-19	1,250	1,311,615
Freddie Mac,
4.125%, 2-24-11	1,400	1,365,267
Tennessee Valley Authority:
4.875%, 12-15-16	10,000	10,334,770
5.88%, 4-1-36	250	284,045

Total Agency Obligations		16,374,945

Mortgage-Backed Obligations - 73.93%
Federal Agricultural Mortgage Corporation,
7.064%, 1-25-12	3,327	3,445,885
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.5%, 3-15-14	2,431	2,466,535
4.0%, 5-15-16	5,536	5,420,721
4.0%, 10-15-16	5,233	5,114,259
5.0%, 5-15-23	8,000	7,949,218
5.5%, 4-15-24 (Interest Only)	6,398	590,629
5.5%, 4-15-24 (Interest Only)	3,783	261,589
6.0%, 3-15-29	880	898,556
5.0%, 7-15-29 (Interest Only)	3,067	458,175
7.5%, 9-15-29	4,698	4,970,484
4.0%, 2-15-30	3,000	2,902,888
4.25%, 3-15-31	2,579	2,530,928
5.0%, 9-15-31 (Interest Only)	3,542	588,681
5.0%, 9-15-32	5,500	5,381,018
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
7.5%, 9-1-07	4	4,420
8.0%, 2-1-23	103	110,451
6.5%, 11-1-24	192	197,781
5.0%, 7-1-25	2,974	2,934,432
7.0%, 12-1-25	365	383,123
6.0%, 11-1-28	2,335	2,380,562
7.0%, 5-1-31	66	68,807
6.5%, 11-1-31	794	817,685
6.0%, 2-1-32	597	608,219
6.5%, 6-1-32	385	396,468
5.0%, 3-1-35	2,407	2,356,009
5.5%, 10-1-35	2,000	2,000,000
Federal Home Loan Mortgage Corporation Non-Agency REMIC/CMO:
5.5%, 12-15-13 (Interest Only)	931	203,633
5.0%, 4-15-18	3,950	3,962,168
Federal National Mortgage Association Adjustable Rate Pass-Through Certificates,
4.976%, 5-1-35	9,841	9,837,882
Federal National Mortgage Association Agency REMIC/CMO:
5.0%, 3-25-18	7,000	6,973,987
5.0%, 3-25-18 (Interest Only)	2,286	215,864
5.0%, 6-25-18	6,000	6,062,826
4.5%, 8-25-18	2,500	2,473,457
5.5%, 2-25-32	4,500	4,553,540
4.0%, 11-25-32	1,590	1,552,577
4.0%, 2-25-33	1,538	1,516,172
4.0%, 3-25-33	2,844	2,777,283
3.5%, 8-25-33	6,959	6,493,892
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
7.135%, 6-1-07	5,158	5,295,317
7.15%, 6-1-07	2,093	2,149,279
5.5%, 1-1-17	1,234	1,252,677
6.0%, 1-1-17	875	899,897
5.5%, 10-1-23	2,394	2,410,120
7.0%, 12-1-23	443	465,347
5.0%, 4-1-24	3,693	3,646,239
5.0%, 2-1-25	8,050	7,947,679
7.42%, 10-1-25	5,545	6,436,831
Federal National Mortgage Association Non-Agency REMIC/CMO:
5.0%, 5-25-18	10,000	10,016,320
4.5%, 7-25-24	6,000	5,608,164
5.0%, 3-25-33	4,000	4,043,516
Government National Mortgage Association Agency REMIC/CMO:
5.5%, 6-20-28 (Interest Only)	7,146	696,155
5.0%, 1-20-32	2,831	2,818,605
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
7.0%, 7-15-23	269	283,994
7.0%, 8-20-27	55	57,838
6.5%, 7-15-28	583	607,480
9.75%, 11-15-28	2,773	2,976,891
6.5%, 5-15-29	405	422,692
7.75%, 10-15-31	1,865	1,947,383
Guaranteed Development Company Participation Certificates, Series 1995-20 F, Guaranteed by the United States Small Business Administration (an Independent Agency of the United States),
6.8%, 6-1-15	1,216	1,262,267
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust:
2001-1 Class 2-E,
7.0%, 1-15-28	728	729,055
2001-3 Class G,
6.5%, 4-15-27	1,970	1,991,132
2002-1 Class 2-G,
6.5%, 10-15-25	1,710	1,719,391
2002-3 Class G,
6.0%, 2-15-30	4,000	4,116,100
2003-1 Class D,
5.75%, 12-15-25	4,000	4,028,341
2003-1 Class E,
5.75%, 4-15-27	4,000	4,062,854
2003-2 Class D,
5.0%, 11-15-23	750	753,101
2003-2 Class E,
5.0%, 12-15-25	1,750	1,738,039

Total Mortgage-Backed Obligations		182,243,508

Treasury Obligations - 17.54%
United States Treasury Bonds:
3.75%, 5-15-08	18,500	18,301,995
6.125%, 11-15-27	8,500	10,256,117
United States Treasury Notes:
5.0%, 8-15-11	8,500	8,832,367
4.0%, 2-15-15	6,000	5,840,628

Total Treasury Obligations		43,231,107

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 98.11%		$241,849,560

(Cost: $241,552,672)

SHORT-TERM SECURITY - 2.11%

United States Government Agency Obligation
Federal Home Loan Mortgage Corporation,
3.18%, 10-3-05	5,198	$5,197,082
(Cost: $5,197,082)

TOTAL INVESTMENT SECURITIES - 100.22%		$247,046,642

(Cost: $246,749,754)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.22%)		(537,855)

NET ASSETS - 100.00%		$246,508,787

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

Statement of Assets and Liabilities
      GOVERNMENT SECURITIES FUND
      September 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $246,750) (Notes 1 and 3)	$247,047
Cash	32
Receivables:
Interest	1,897
Fund shares sold	165
Investment securities sold	-	*
Prepaid and other assets	39

Total assets	249,180

LIABILITIES
Payable for investment securities purchased	2,016
Payable to Fund shareholders	384
Dividends payable	90
Accrued shareholder servicing (Note 2)	87
Accrued service fee (Note 2)	43
Accrued accounting services fee (Note 2)	8
Accrued management fee (Note 2)	3
Accrued distribution fee (Note 2)	2
Other	38
Total liabilities	2,671

Total net assets	$246,509

NET ASSETS
$0.01 par value capital stock:
Capital stock	$447
Additional paid-in capital	245,850
Accumulated undistributed income (loss):
Accumulated undistributed net realized loss on investment transactions	(85)
Net unrealized appreciation in value of investments	297

Net assets applicable to outstanding units of capital	$246,509

Net asset value per share (net assets divided by shares outstanding):
Class A	$5.51
Class B	$5.51
Class C	$5.51
Class Y	$5.51
Capital shares outstanding:
Class A	38,679
Class B	3,228
Class C	2,026
Class Y	810
Capital shares authorized	1,500,000
* Not shown due to rounding.

See Notes to Financial Statements.

Statement of Operations
      GOVERNMENT SECURITIES FUND
      For the Fiscal Year Ended September 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$12,310

Expenses (Note 2):
Investment management fee	1,241
Shareholder servicing:
Class A	652
Class B	88
Class C	46
Class Y	7
Service fee:
Class A	519
Class B	47
Class C	29
Distribution fee:
Class A	15
Class B	141
Class C	86
Accounting services fee	93
Custodian fees	18
Audit fees	17
Legal fees	15
Other	158

Total expenses	3,172

Net investment income	9,138

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (NOTES 1 AND 3)
Realized net gain on investments	172
Unrealized depreciation in value of investments	(3,322)

Net loss on investments	(3,150)

Net increase in net assets resulting from operations	$5,988

See Notes to Financial Statements.

Statement of Changes in Net Assets
      GOVERNMENT SECURITIES FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2005	2004

DECREASE IN NET ASSETS
Operations:
Net investment income	$9,138	$10,735
Realized net gain on investments	172	1,710
Unrealized depreciation	(3,322)	(6,629)

Net increase in net assets resulting from operations	5,988	5,816

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(8,081)	(9,467)
Class B	(541)	(666)
Class C	(336)	(435)
Class Y	(180)	(167)
Realized gains on investment transactions:
Class A	(1,420)	(966)
Class B	(131)	(90)
Class C	(78)	(60)
Class Y	(28)	(14)

	(10,795)	(11,865)

Capital share transactions (Note 5)	(6,442)	(84,437)

Total decrease	(11,249)	(90,486)
NET ASSETS
Beginning of period	257,758	348,244

End of period	$246,509	$257,758

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 19 - 22.

See Notes to Financial Statements.

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value,beginning of period	$5.62	$5.72	$5.80	$5.63	$5.27

Income (loss) frominvestment operations:
Net investment income	0.21	0.21	0.22	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	(0.08)	(0.08)	0.17	0.36

Total from investment operations	0.14	0.13	0.14	0.42	0.65

Less distributions from:
Net investment income	(0.21)	(0.21)	(0.22)	(0.25)	(0.29)
Capital gains	(0.04)	(0.02)	(0.00)	(0.00)	(0.00)

Total distributions	(0.25)	(0.23)	(0.22)	(0.25)	(0.29)

Net asset value, end of period	$5.51	$5.62	$5.72	$5.80	$5.63

Total return (1)	2.49%	2.06%	2.40%	7.72%	12.68%
Net assets, end of period(in millions)	$213	$221	$297	$303	$168
Ratio of expenses to averagenet assets	1.17%	1.19%	1.05%	1.04%	1.11%
Ratio of net investment incometo average net assets	3.78%	3.82%	3.76%	4.40%	5.32%
Portfolio turnover rate	36%	13%	93%	27%	32%
(1)Total return calculated without taking into account the sales load deducted on an initial purchase.

See Notes to Financial Statements.

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$5.62	$5.72	$5.80	$5.63	$5.27

Income (loss) from investment operations:
Net investment income	0.16	0.16	0.17	0.20	0.24
Net realized and unrealized gain (loss) on investments	(0.07)	(0.08)	(0.08)	0.17	0.36

Total from investment operations	0.09	0.08	0.09	0.37	0.60

Less distributions from:
Net investment income	(0.16)	(0.16)	(0.17)	(0.20)	(0.24)
Capital gains	(0.04)	(0.02)	(0.00)	(0.00)	(0.00)

Total distributions	(0.20)	(0.18)	(0.17)	(0.20)	(0.24)

Net asset value, end of period	$5.51	$5.62	$5.72	$5.80	$5.63

Total return	1.56%	1.12%	1.53%	6.79%	11.70%
Net assets, end of period (in millions)	$18	$20	$28	$27	$9
Ratio of expenses to average net assets	2.09%	2.12%	1.90%	1.90%	1.98%
Ratio of net investment income to average net assets	2.87%	2.89%	2.91%	3.51%	4.33%
Portfolio turnover rate	36%	13%	93%	27%	32%

See Notes to Financial Statements.

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$5.62	$5.72	$5.80	$5.63	$5.27

Income (loss) from investment operations:
Net investment income	0.16	0.17	0.17	0.20	0.25
Net realized and unrealized gain (loss) on investments	(0.07)	(0.08)	(0.08)	0.17	0.36

Total from investment operations	0.09	0.09	0.09	0.37	0.61

Less distributions from:
Net investment income	(0.16)	(0.17)	(0.17)	(0.20)	(0.25)
Capital gains	(0.04)	(0.02)	(0.00)	(0.00)	(0.00)

Total distributions	(0.20)	(0.19)	(0.17)	(0.20)	(0.25)

Net asset value, end of period	$5.51	$5.62	$5.72	$5.80	$5.63

Total return	1.62%	1.20%	1.58%	6.86%	11.79%
Net assets, end of period (in millions)	$11	$12	$19	$22	$6
Ratio of expenses to average net assets	2.04%	2.04%	1.85%	1.85%	1.85%
Ratio of net investment income to average net assets	2.92%	2.97%	2.96%	3.58%	4.47%
Portfolio turnover rate	36%	13%	93%	27%	32%

See Notes to Financial Statements.

Financial Highlights
      GOVERNMENT SECURITIES FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,
	2005	2004	2003	2002	2001

Net asset value, beginning of period	$5.62	$5.72	$5.80	$5.63	$5.27

Income (loss) from investment operations:
Net investment income	0.23	0.24	0.23	0.26	0.31
Net realized and unrealized gain (loss) on investments	(0.07)	(0.08)	(0.08)	0.17	0.36

Total from investment operations	0.16	0.16	0.15	0.43	0.67

Less distributions from:
Net investment income	(0.23)	(0.24)	(0.23)	(0.26)	(0.31)
Capital gains	(0.04)	(0.02)	(0.00)	(0.00)	(0.00)

Total distributions	(0.27)	(0.26)	(0.23)	(0.26)	(0.31)

Net asset value, end of period	$5.51	$5.62	$5.72	$5.80	$5.63

Total return	2.91%	2.49%	2.72%	8.03%	13.04%
Net assets, end of period (in millions)	$5	$4	$4	$8	$3
Ratio of expenses to average net assets	0.77%	0.77%	0.73%	0.74%	0.79%
Ratio of net investment income to average net assets	4.19%	4.24%	4.07%	4.69%	5.64%
Portfolio turnover rate	36%	13%	93%	27%	32%

See Notes to Financial Statements.

Manager's Discussion of Limited-Term Bond Fund
      September 30, 2005

An interview with W. Patrick Sterner, CFA, portfolio manager of Waddell & Reed Advisors Limited-Term Bond Fund

The following discussion, graphs and tables provide you with information regarding the Fund's performance for the fiscal year ended September 30, 2005.

How did the Fund perform during the last fiscal year?

The Fund slightly underperformed its benchmark, with Class A shares increasing 0.99 percent over the fiscal year (before the impact of any sales charges). In comparison, the Citigroup 1-5 Years Treasury/Government Sponsored/Credit Index (reflecting the performance of securities generally representing the limited-term sector of the bond market) increased 1.04 percent for the fiscal year, while the Lipper Short-Intermediate Investment Grade Debt Funds Universe Average (generally reflecting the performance of the universe of funds with similar investment objectives) increased 1.14 percent. Please note that the Fund returns include applicable fees and expenses, whereas the index returns do not include any such fees.

What factors impacted Fund performance during the fiscal year?

There were several things that we feel contributed positively to the Fund's performance over the past year. Most important, we maintained an overweighting in both corporate bonds and mortgage-backed securities, which were the best performing sectors of the fixed-income market during the fiscal year. In addition, we believe our significant overweighting in the electric utility industry helped enhance overall return. Utilities outperformed the broad corporate index by 125 basis points.

The Fund's returns were negatively impacted by our overall short maturity. The yield curve flattened dramatically during the year, as rates on short and intermediate maturities rose while longer rates declined. Over the last 12 months, the yield on the two-year U.S. Treasury note increased from 2.60 percent to 4.17 percent, or 157 basis points, while the 30-year U.S. Treasury bond declined from 4.89 percent to 4.57 percent. This flattening of the yield curve allowed long-maturity bonds to outperform shorter bonds on a total return basis. Long-term Treasury bonds outperformed intermediate-term treasuries by 590 basis points, 6.90 percent to 1.00 percent, over the year. The Fund lacked significant exposure to securities with maturities longer than five years, and therefore did not capture the additional return they would have provided.

What other market conditions or events influenced the Fund's performance during the fiscal year?

There were two major events during the year that we feel may have both short-term and long-term implications for the fixed income markets. The first was the two hurricanes that hit the U.S. Gulf Coast; second was China's decision to revalue its currency and end the yuan's peg to the dollar.

The impact of the storms brought economic uncertainty and likely will affect the economic data over the next several months, especially with regard to labor markets and inflation readings. The upward spike in energy prices was severe following the hurricanes. It appears that, despite the short-term economic challenges, the Federal Reserve may be more concerned about the inflationary implications of higher energy prices than the negative implications for economic growth. In addition, the prospect of a massive fiscal stimulus package for the rebuilding effort along the Gulf Coast could add to inflationary pressures, and perhaps significantly boost real gross domestic product (GDP) growth at some point over the coming year.

China purchases a large volume of U.S. Treasury securities with dollars amassed from our trade with them, and also to maintain their currency peg. A stronger yuan would make U.S. imports from China more expensive, adding to inflationary pressures. It could also mean fewer U.S. Treasury purchases by China, which may then result in higher interest rates in the U.S. To date, China has allowed the yuan to appreciate by only 2.3 percent against the dollar, so the effects are muted to this point, but we feel it bears watching over the coming year.

What strategies and techniques did you employ that specifically affected the Fund's performance?

Our management style attempts to identify relative value opportunities between sectors of the market. Those sectors include U.S. Treasuries, agencies, corporates and mortgage-backed securities. We anticipated that interest rates would increase gradually over the fiscal year, and into the coming year, which brings an environment that potentially favors mortgage-backed securities with limited extension risk. We also felt that corporate credit spreads were becoming too tight and did not offer good value. As a result, during the last fiscal year, we emphasized mortgages and cut back on our corporate bond exposure.

What is your outlook for the next 12 months?

We still expect interest rates to move higher over the next year because of underlying inflation pressures, increases in Federal deficit spending and a Federal Reserve that appears determined to keep raising short rates. In addition, shortly after the first of the year, we anticipate some uncertainty brought on by Fed Chairman Alan Greenspan's retirement, along with the reintroduction of the 30-year U.S. Treasury bond. We feel that both of these events could contribute to an environment that is favorable for higher interest rates.

We still believe that corporate credit spreads are so tight that there is little upside potential in owning corporate bonds, except in selected names. With this backdrop, we intend to continue to remain short duration, while emphasizing mortgage-backed securities with limited extension risk.

The Fund's performance noted above is at net asset value (NAV), and does not include the effect of any applicable sales charges. If reflected, the sales charge would reduce the performance noted.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. Fixed-income securities are subject to interest-rate risk and, as such, the net asset value of the Fund may fall as interest rates rise. These and other risks are more fully described in the Fund's prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Please note that securities issued by certain U.S. Government-sponsored entities, including the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Banks (FHLBs) are not funded by Congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the United States Government.

Comparison of Change in Value of $10,000 Investment
Waddell & Reed Advisors Limited-Term Bond Fund, Class A Shares (1)(2)	$10,396
Waddell & Reed Advisors Limited-Term Bond Fund, Class B Shares (2)	$10,365
Waddell & Reed Advisors Limited-Term Bond Fund, Class C Shares (2)	$10,381
Waddell & Reed Advisors Limited-Term Bond Fund, Class Y Shares (2)	$10,805
Citigroup 1-5 Years Treasury/ Government Sponsored/ Credit Index	$10,935
Lipper Short-Intermediate Investment Grade Debt Funds Universe Average	$11,149

W&R ADVISORS LIMITED-TERM BOND FUND CLASS A SHARES ANNUAL REPORT INDEX COMPARISONS YEAR ENDED SEPTEMBER 30, 2005

		W&R ADVISORS LIMITED-TERM BOND FUND CLASS A SHARES	W&R ADVISORS LIMITED- TERM BOND FUND CLASS B SHARES	W&R ADVISORS LIMITED- TERM BOND FUND CLASS C SHARES	W&R ADVISORS LIMITED- TERM BOND FUND CLASS Y SHARES	CITIGROUP GOVT/ CREDIT 1-5 YR INDEX	LIPPER SHORT- INTERMEDIATE INVESTMENT GRADE DEBT FUNDS UNIVERSE AVERAGE

9/3/02		9,750	10,000	10,000	10,000	10,000	10,000
SEPT	2002	9,809	10,055	10,055	10,063	10,130	10,327
SEPT	2003	10,172	10,334	10,329	10,475	10,622	10,816
SEPT	2004	10,294	10,362	10,367	10,651	10,822	11,023
SEPT	2005	10,396	10,365	10,381	10,805	10,935	11,149

(1)The value of the investment in the Fund is impacted by the sales load at the time of the investment.

(2)The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions.

Average Annual Total Return (3)
	Class A	Class B	Class C	Class Y

1-year period ended 9-30-05	-1.53%	-3.91%	0.13%	1.45%
5-year period ended 9-30-05	-	-	-	-
10-year period ended 9-30-05	-	-	-	-
Since inception of Class through 9-30-05 (4)	1.27%	0.21%	1.22%	2.55%

(3)Data quoted is past performance and is based on deduction of the maximum applicable sales load for each of the periods. Current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance. Class A shares carry a maximum front-end sales load of 2.50%. Class B and Class C shares carry maximum contingent deferred sales charges (CDSC) of 5% and 1%, respectively. (Accordingly, the Class C shares reflect no CDSC since it only applies to Class C shares redeemed within twelve months after purchase.) Class Y shares are not subject to sales charges.

(4)9-3-02 for all classes of shares (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares

SHAREHOLDER SUMMARY OF LIMITED-TERM BOND FUND

Portfolio Highlights

On September 30, 2005, Waddell & Reed Advisors Limited-Term Bond Fund had net assets totaling $160,224,245 invested in a diversified portfolio of:

97.37%	Bonds
2.63%	Cash and Cash Equivalents

As a shareholder of the Fund, for every $100 you had invested on September 30, 2005, your Fund owned:

Corporate Debt Securities	$44.46
United States Government Treasury Obligations	$24.95
United States Government Agency Mortgage-Backed Obligations	$21.79
United States Government Agency Obligations	$6.17
Cash and Cash Equivalents	$2.63

On September 30, 2005, the breakdown of bonds (by ratings) held by the Fund was as follows:

AAA	53.54%
A	14.70%
BBB	24.14%
BB	3.75%
Not Rated	1.24%
Cash and Cash Equivalents	2.63%

The Investments of Limited-Term Bond Fund
September 30, 2005
CORPORATE DEBT SECURITIES	Principal Amount in Thousands	Value

Aircraft - 3.23%
Raytheon Company,
6.75%, 8-15-07	$5,000	$5,166,660

Business Equipment and Services - 2.64%
USA Waste Services, Inc.,
7.125%, 10-1-07	4,050	4,222,668

Capital Equipment - 2.49%
John Deere Capital Corporation:
5.125%, 10-19-06	1,000	1,006,293
4.5%, 8-22-07	3,000	2,992,539
		3,998,832
Chemicals - Specialty - 2.08%
Praxair, Inc.,
2.75%, 6-15-08	3,500	3,333,691

Finance Companies - 3.75%
Ford Motor Credit Company,
6.875%, 2-1-06	3,500	3,514,322
General Motors Acceptance Corporation,
6.625%, 10-15-05	2,500	2,501,505
		6,015,827
Food and Related - 4.02%
Cadbury Schweppes US Finance LLC,
3.875%, 10-1-08 (A)	3,000	2,926,779
Kellogg Company,
4.875%, 10-15-05	3,500	3,500,791
		6,427,570
Forest and Paper Products - 1.95%
International Paper Company,
4.25%, 1-15-09	3,200	3,130,230

Multiple Industry - 9.19%
General Electric Capital Corporation,
2.85%, 1-30-06	3,000	2,987,877
Honeywell International Inc.,
6.875%, 10-3-05	700	700,000
Household Finance Corporation,
6.5%, 1-24-06	3,000	3,020,523
Kansas City Power & Light Company:
7.125%, 12-15-05	1,940	1,950,201
6.0%, 3-15-07	2,001	2,032,636
National Rural Utilities Cooperative Finance Corporation,
6.0%, 5-15-06	4,000	4,038,312
		14,729,549
Petroleum - International - 2.52%
Anadarko Petroleum Corporation,
5.375%, 3-1-07	4,000	4,035,008

Railroad - 2.60%
CSX Corporation,
6.25%, 10-15-08	4,000	4,161,952

Utilities - Electric - 6.98%
FPL Group Capital Inc,
7.625%, 9-15-06	5,020	5,161,629
Virginia Electric and Power Company,
5.375%, 2-1-07	4,425	4,463,391
Wisconsin Energy Corporation,
5.875%, 4-1-06	1,548	1,558,646
		11,183,666
Utilities - Telephone - 3.01%
Compania de Telecomunicaciones de Chile S.A.,
7.625%, 7-15-06	1,500	1,526,830
GTE Corporation,
6.36%, 4-15-06	3,264	3,295,680
		4,822,510

TOTAL CORPORATE DEBT SECURITIES - 44.46%		$71,228,163

(Cost: $71,982,581)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

Agency Obligation - 6.17%
Federal Home Loan Mortgage Corporation,
3.625%, 9-15-08	5,000	4,891,420
Federal National Mortgage Association,
4.25%, 7-15-07	5,000	4,987,345
		9,878,765
Mortgage-Backed Obligations - 21.79%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
4.0%, 12-15-12	1,408	1,378,368
4.0%, 5-15-16	4,047	3,964,024
3.5%, 12-15-16	1,601	1,544,073
5.5%, 7-15-17 (Interest Only)	2,772	178,932
5.5%, 10-15-23 (Interest Only)	11,808	922,558
5.5%, 4-15-24 (Interest Only)	3,830	353,572
5.0%, 6-15-24 (Interest Only)	4,000	533,825
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.5%, 5-1-07	329	333,522
4.5%, 5-1-10	1,654	1,644,885
4.0%, 6-1-14	4,174	4,056,768
5.0%, 9-1-17	179	179,051
4.5%, 1-1-18	2,001	1,963,423
4.5%, 2-1-18	2,054	2,014,521
4.5%, 4-1-18	2,015	1,976,432
4.5%, 3-1-19	3,415	3,346,863
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 2-1-17	121	122,680
5.5%, 1-1-18	1,263	1,281,780
5.0%, 3-1-18	1,978	1,974,571
5.0%, 6-1-20	2,891	2,884,237
Government National Mortgage Association Fixed Rate Pass-Through Certificates:
5.5%, 10-15-17	48	48,893
5.0%, 12-15-17	452	455,097
4.0%, 9-15-18	2,256	2,178,651
3.75%, 1-20-34	1,600	1,582,743
		34,919,469
Treasury Obligations - 24.95%
United States Treasury Notes:
4.75%, 11-15-08	5,000	5,080,275
3.125%, 4-15-09	5,000	4,824,805
4.0%, 6-15-09	5,000	4,965,625
4.0%, 3-15-10	5,000	4,955,470
5.0%, 8-15-11	5,000	5,195,510
4.375%, 8-15-12	5,000	5,029,490
4.25%, 8-15-14	5,000	4,968,750
4.25%, 11-15-14	5,000	4,964,260
		39,984,185

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 52.91%		$84,782,419

(Cost: $85,846,637)

SHORT-TERM SECURITY - 1.62%

Forest and Paper Products
Sonoco Products Co.,
3.94%, 10-3-05	2,599	$2,598,431
(Cost: $2,598,431)

TOTAL INVESTMENT SECURITIES - 98.99%		$158,609,013

(Cost: $160,427,649)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.01%		1,615,232

NET ASSETS - 100.00%		$160,224,245

Notes to Schedule of Investments
Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.
(A)Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the total value of this security amounted to 1.83% of net assets.
See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes. Certain acronyms are used within the body of the Fund's holdings. The definitions of these acronyms are as follows: REMIC - Real Estate Mortgage Investment Conduit; CMO - Collateralized Mortgage Obligation.

Statement of Assets and Liabilities
      LIMITED-TERM BOND FUND
      September 30, 2005
      (In Thousands, Except for Per Share Amounts)

ASSETS
Investment securities - at value (cost - $160,428) (Notes 1 and 3)	$158,609
Cash	1
Receivables:
Interest	1,775
Fund shares sold	220
Prepaid and other assets	25

Total assets	160,630

LIABILITIES
Payable to Fund shareholders	259
Accrued shareholder servicing (Note 2)	59
Dividends payable	37
Accrued service fee (Note 2)	25
Accrued accounting services fee (Note 2)	6
Accrued management fee (Note 2)	2
Accrued distribution fee (Note 2)	1
Other	17

Total liabilities	406

Total net assets	$160,224

NET ASSETS
$0.01 par value capital stock:
Capital stock	$161
Additional paid-in capital	162,154
Accumulated undistributed loss:
Accumulated undistributed net realized loss on investment transactions	(272)
Net unrealized depreciation in value of investments	(1,819)

Net assets applicable to outstanding units of capital	$160,224

Net asset value per share (net assets divided by shares outstanding):
Class A	$9.98
Class B	$9.98
Class C	$9.98
Class Y	$9.98
Capital shares outstanding:
Class A	12,567
Class B	847
Class C	631
Class Y	2,007
Capital shares authorized	1,500,000

See Notes to Financial Statements.

Statement of Operations
      LIMITED-TERM BOND FUND
      For the Fiscal Year Ended September 30, 2005
      (In Thousands)

INVESTMENT INCOME
Income (Note 1B):
Interest and amortization	$6,241

Expenses (Note 2):
Investment management fee	835
Shareholder servicing:
Class A	449
Class B	49
Class C	33
Class Y	29
Service fee:
Class A	318
Class B	23
Class C	19
Distribution fee:
Class A	10
Class B	69
Class C	56
Accounting services fee	69
Audit fees	15
Custodian fees	11
Legal fees	11
Other	123

Total expenses	2,119

Net investment income	4,122

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTES 1 AND 3)
Realized net loss on investments	(241)
Unrealized depreciation in value of investments	(2,291)

Net loss on investments	(2,532)

Net increase in net assets resulting from operations	$1,590

See Notes to Financial Statements.

Statement of Changes in Net Assets
      LIMITED-TERM BOND FUND
      (In Thousands)

	For the fiscal year ended September 30,
	2005	2004

INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,122	$2,913
Realized net gain (loss) on investments	(241)	183
Unrealized depreciation	(2,291)	(990)

Net increase in net assets resulting from operations	1,590	2,106

Distributions to shareholders from (Note 1D): (1)
Net investment income:
Class A	(3,293)	(2,359)
Class B	(142)	(108)
Class C	(123)	(92)
Class Y	(564)	(354)
Realized gains on investment transactions:
Class A	(91)	(44)
Class B	(7)	(4)
Class C	(5)	(3)
Class Y	(13)	(4)

	(4,238)	(2,968)

Capital share transactions (Note 5)	(14,120)	37,157

Total increase (decrease)	(16,768)	36,295
NET ASSETS
Beginning of period	176,992	140,697

End of period	$160,224	$176,992

Undistributed net investment income	$-	$-

(1)See "Financial Highlights" on pages 35 - 38.

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND FUND
      Class A Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 9-3-02 (1) to
	2005	2004	2003	9-30-02

Net asset value, beginning of period	$10.14	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.25	0.21	0.19	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	(0.09)	0.18	0.05

Total from investment operations	0.10	0.12	0.37	0.06

Less distributions from:
Net investment income	(0.25)	(0.21)	(0.19)	(0.01)
Capital gains	(0.01)	(0.00)*	(0.00)	(0.00)

Total distributions	(0.26)	(0.21)	(0.19)	(0.01)

Net asset value, end of period	$9.98	$10.14	$10.23	$10.05

Total return (2)	0.99%	1.20%	3.70%	0.61%
Net assets, end of period(in millions)	$125	$139	$113	$4
Ratio of expenses to average net assets including voluntary expense waiver	1.23%	1.28%	1.25%	1.16	% (3)
Ratio of net investment income to average net assets including voluntary expense waiver	2.51%	2.05%	1.87%	1.82	% (3)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (4)	- (4)	1.28%	1.66	% (3)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (4)	- (4)	1.84%	1.32	% (3)
Portfolio turnover rate	30%	41%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Total return calculated without taking into account the sales load deducted on an initial purchase.
(3)Annualized.
(4)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND FUND
      Class B Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 9-3-02 (1) to
	2005	2004	2003	9-30-02

Net asset value, beginning of period	$10.14	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.16	0.11	0.10	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	(0.09)	0.18	0.05

Total from investment operations	0.01	0.02	0.28	0.06

Less distributions from:
Net investment income	(0.16)	(0.11)	(0.10)	(0.01)
Capital gains	(0.01)	(0.00)*	(0.00)	(0.00)

Total distributions	(0.17)	(0.11)	(0.10)	(0.01)

Net asset value, end of period	$9.98	$10.14	$10.23	$10.05

Total return	0.02%	0.27%	2.78%	0.55%
Net assets, end of period (in thousands)	$8,452	$10,511	$10,155	$309
Ratio of expenses to average net assets including voluntary expense waiver	2.19%	2.20%	2.15%	2.05	% (2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.54%	1.13%	0.97%	0.91	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	2.18%	2.55	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	0.94%	0.41	% (2)
Portfolio turnover rate	30%	41%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND FUND
      Class C Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 9-3-02 (1) to
	2005	2004	2003	9-30-02

Net asset value, beginning of period	$10.14	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.12	0.09	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	(0.09)	0.18	0.05

Total from investment operations	0.02	0.03	0.27	0.06

Less distributions from:
Net investment income	(0.17)	(0.12)	(0.09)	(0.01)
Capital gains	(0.01)	(0.00)*	(0.00)	(0.00)

Total distributions	(0.18)	(0.12)	(0.09)	(0.01)

Net asset value, end of period	$9.98	$10.14	$10.23	$10.05

Total return	0.13%	0.37%	2.73%	0.55%
Net assets, end of period (in thousands)	$6,297	$9,079	$6,946	$66
Ratio of expenses to average net assets including voluntary expense waiver	2.09%	2.11%	2.11%	2.03	% (2)
Ratio of net investment income to average net assets including voluntary expense waiver	1.64%	1.23%	1.01%	0.89	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	2.14%	2.53	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	0.98%	0.39	% (2)
Portfolio turnover rate	30%	41%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Financial Highlights
      LIMITED-TERM BOND FUND
      Class Y Shares
      For a Share of Capital Stock Outstanding Throughout Each Period:

	For the fiscal year ended September 30,			For the period from 9-3-02 (1) to
	2005	2004	2003	9-30-02

Net asset value, beginning of period	$10.14	$10.23	$10.05	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.26	0.23	0.01
Net realized and unrealized gain (loss) on investments	(0.15)	(0.09)	0.18	0.05

Total from investment operations	0.15	0.17	0.41	0.06

Less distributions from:
Net investment income	(0.30)	(0.26)	(0.23)	(0.01)
Capital gains	(0.01)	(0.00)*	(0.00)	(0.00)

Total distributions	(0.31)	(0.26)	(0.23)	(0.01)

Net asset value, end of period	$9.98	$10.14	$10.23	$10.05

Total return	1.45%	1.68%	4.10%	0.63%
Net assets, end of period (in millions)	$20	$18	$11	$7
Ratio of expenses to average net assets including voluntary expense waiver	0.78%	0.80%	0.88%	0.92	% (2)
Ratio of net investment income to average net assets including voluntary expense waiver	2.97%	2.55%	2.27%	1.77	% (2)
Ratio of expenses to average net assets excluding voluntary expense waiver	- (3)	- (3)	0.91%	1.42	% (2)
Ratio of net investment income to average net assets excluding voluntary expense waiver	- (3)	- (3)	2.24%	1.27	% (2)
Portfolio turnover rate	30%	41%	24%	3%
*Not shown due to rounding.
(1)Commencement of operations of the class.
(2)Annualized.
(3)Because the Fund's net assets exceeded $25 million, there was no waiver of expenses. Therefore, no ratio is provided.

See Notes to Financial Statements.

Notes to Financial Statements
      September 30, 2005

NOTE 1 - Significant Accounting Policies

Waddell & Reed Advisors Fixed Income Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues two series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security valuation - Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Restricted securities and securities for which quotations are not readily available or are deemed not to be reliable because of significant events or circumstances identified between the closing of their principal markets and the closing of the New York Stock Exchange are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Board of Directors. In deciding whether to make fair value adjustments, each Fund reviews a variety of factors, including news relating to security specific events, developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities. In these cases, the Fund may utilize information from a pricing service to adjust closing market quotations of foreign securities to reflect what it believes to be fair value. Short-term debt securities are valued at amortized cost, which approximates market value.
B. Security transactions and related investment income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Premium and discount on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis and includes differences between cost and face amount on principal reductions of securities. See Note 3 - Investment Security Transactions.
C. Federal income taxes - It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 - Federal Income Tax Matters.
D. Dividends and distributions - For each Fund, all of that Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 - Investment Management and Payments to Affiliated Persons

Waddell & Reed Investment Management Company (WRIMCO), a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as the Corporation's investment manager. The Corporation pays a fee for investment management services. The fee is computed and paid daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

Fund	Net Asset Breakpoints	Annual Rate

Government Securities Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

Limited-Term Bond Fund	Up to $500 Million	0.500%
	Over $500 Million up to $1 Billion	0.450%
	Over $1 Billion up to $1.5 Billion	0.400%
	Over $1.5 Billion	0.350%

However, WRIMCO has agreed to waive a Fund's management fee on any day that the Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), a wholly owned subsidiary of W&R. Under the agreement, WRSCO acts as the agent in providing bookkeeping and accounting services and assistance to the Corporation, including maintenance of each Fund's records, pricing of each Fund's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. For these services, each of the Funds pays WRSCO a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee

Average Net Asset Level (in millions)				Annual Fee Rate for Each Level

From	$0	to	$10	$0
From	$10	to	$25	$11,500
From	$25	to	$50	$23,100
From	$50	to	$100	$35,500
From	$100	to	$200	$48,400
From	$200	to	$350	$63,200
From	$350	to	$550	$82,500
From	$550	to	$750	$96,300
From	$750	to	$1,000	$121,600
	$1,000 and Over			$148,500

In addition, for each class of shares in excess of one, each Fund pays WRSCO a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Each Fund also pays monthly a fee at the annual rate of 0.01% or one basis point for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion.

For Class A, Class B and Class C shares, the Corporation pays WRSCO a per account charge for shareholder servicing. The monthly fee is as follows for each Fund: $1.6958 for each shareholder account which was in existence at any time during the prior month and, for Class A shares, $.75 for each shareholder check drawn on the checking account of the Fund. With respect to Class Y shares, the Corporation pays WRSCO a monthly fee at an annual rate of 0.15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WRSCO for certain out-of-pocket costs for all classes.

As principal underwriter for the Corporation's shares, W&R receives gross sales commissions (which are not an expense of the Corporation) for Class A shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder's redemption amount of Class A, Class B and Class C shares and is paid to W&R. During the fiscal year ended September 30, 2005, W&R received the following amounts in gross sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C

Government Securities Fund	$586,003	$1,560	$51,778	$3,477
Limited-Term Bond Fund	246,640	1,825	20,631	4,643

With respect to Class A, Class B and Class C shares, W&R pays sales commissions and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses. During the fiscal year ended September 30, 2005, W&R paid the following amounts: Government Securities Fund - $402,033 and Limited-Term Bond Fund - $181,437.

Under a Distribution and Service Plan for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund may pay a distribution and/or service fee to W&R in an amount not to exceed 0.25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

Under the Distribution and Service Plan adopted by the Corporation for Class B and Class C shares, respectively, each Fund may pay W&R a service fee of up to 0.25%, on an annual basis, of the average daily net assets of the class to compensate W&R for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75%, on an annual basis, of the average daily net assets of the class to compensate W&R for distributing the shares of that class. The Class B Plan and the Class C Plan each permit W&R to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

The Corporation paid Directors' regular compensation of $19,893, which are included in other expenses. The Corporation pays Frederick Vogel III additional compensation for his service as lead independent director. For the fiscal year ended September 30, 2005, that amount was $166.

W&R is a subsidiary of Waddell & Reed Financial, Inc., a public holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 - Investment Security Transactions

Investment securities transactions for the fiscal year ended September 30, 2005 are summarized as follows:

	Government Securities Fund	Limited-Term Bond Fund

Purchases of investment securities, excluding short-term and U.S. government obligations	$-	$15,484,219
Purchases of U.S. government obligations	88,388,953	35,852,558
Purchases of short-term securities	1,321,466,494	876,681,245
Proceeds from maturities and sales of investment securities, excluding short-term and U.S. government obligations	-	27,133,120
Proceeds from U.S. government obligations	94,913,519	19,491,979
Proceeds from maturities and sales of short-term securities	1,319,793,000	892,259,255

For Federal income tax purposes, cost of investments owned at September 30, 2005 and the related appreciation (depreciation) were as follows:

	Cost	Appreciation	Depreciation	Aggregate Appreciation (Depreciation)

Government Securities Fund	$247,006,767	$3,045,925	$3,006,050	$39,875
Limited-Term Bond Fund	160,427,649	124,755	1,943,391	(1,818,636)

NOTE 4 - Federal Income Tax Matters

For Federal income tax purposes, the Funds' distributed and undistributed earnings and profit for the fiscal year ended September 30, 2005 and the related capital loss carryover and post-October activity were as follows:

	Government Securities Fund	Limited- Term Bond Fund

Net ordinary income	$9,246,096	$4,123,637
Distributed ordinary income	9,139,933	4,235,536
Undistributed ordinary income	208,758	39,893

Realized long-term capital gains	66,523	-
Distributed long-term capital gains	1,652,085	-
Undistributed long-term capital gains	66,497	-

Capital loss carryover	-	34,916

Post-October losses deferred	-	237,050

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year (post-October losses).

Capital loss carryovers are available to offset future realized capital gain net income for Federal income tax purposes. The following shows the totals by year in which the capital loss carryovers will expire if not utilized.

Limited- Term Bond Fund

September 30, 2013	$34,916

NOTE 5 - Multiclass Operations

Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a shareholder servicing fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Funds.

Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

Transactions in capital stock for the fiscal year ended September 30, 2005 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	8,718	4,353
Class B	424	176
Class C	538	210
Class Y	160	455
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,622	329
Class B	118	15
Class C	72	12
Class Y	37	57
Shares redeemed:
Class A	(11,088)	(5,872)
Class B	(922)	(380)
Class C	(715)	(487)
Class Y	(121)	(271)

Decrease in outstanding capital shares	(1,157)	(1,403)

Value issued from sale of shares:
Class A	$48,554	$43,835
Class B	2,368	1,772
Class C	2,998	2,111
Class Y	888	4,576
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	9,030	3,303
Class B	656	146
Class C	405	126
Class Y	207	576
Value redeemed:
Class A	(61,766)	(59,125)
Class B	(5,133)	(3,831)
Class C	(3,980)	(4,903)
Class Y	(669)	(2,706)

Decrease in outstanding capital	$(6,442)	$(14,120)

Transactions in capital stock for the fiscal year ended September 30, 2004 are summarized below. Amounts are in thousands.

	Government Securities Fund	Limited- Term Bond Fund

Shares issued from sale of shares:
Class A	7,511	9,335
Class B	595	605
Class C	549	682
Class Y	131	793
Shares issued from reinvestment of dividends and/or capital gains distribution:
Class A	1,752	230
Class B	130	11
Class C	85	9
Class Y	32	35
Shares redeemed:
Class A	(21,732)	(6,804)
Class B	(2,037)	(572)
Class C	(1,884)	(474)
Class Y	(139)	(143)

Increase (decrease) in outstanding capital shares	(15,007)	3,707

Value issued from sale of shares:
Class A	$42,278	$94,532
Class B	3,350	6,131
Class C	3,091	6,902
Class Y	735	8,002
Value issued from reinvestment of dividends and/or capital gains distribution:
Class A	9,848	2,339
Class B	730	109
Class C	477	92
Class Y	179	355
Value redeemed:
Class A	(122,284)	(69,216)
Class B	(11,469)	(5,819)
Class C	(10,588)	(4,816)
Class Y	(784)	(1,454)

Increase (decrease) in outstanding capital	$(84,437)	$37,157

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Waddell & Reed Advisors Fixed Income Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Waddell & Reed Advisors Government Securities Fund and Waddell & Reed Advisors Limited-Term Bond Fund (collectively the "Funds") comprising Waddell & Reed Advisors Fixed Income Funds, Inc., as of September 30, 2005, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds comprising Waddell & Reed Advisors Fixed Income Funds, Inc. as of September 30, 2005, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
November 16, 2005

Income Tax Information
      September 30, 2005

Dividends are declared and recorded by each Fund on each day the New York Stock Exchange is open for business. Dividends are paid monthly usually on the 27th of the month or on the preceding business day if the 27th is a weekend or holiday.

The dividends are not eligible for the dividend received deduction.

The table below shows the taxability of distributions paid during the fiscal year ended September 30, 2005:

	PERCENTAGE OF AMOUNTS PAID REPORTABLE AS:

	For Individuals		For Corporations

Record Date	Non- Qualifying	Long-Term Capital Gain	Non- Qualifying	Long-Term Capital Gain

Government Securities Fund, Class A, B, C and Y
October 2004 through December 2004	100.00000%	-%	100.00000%	-%
December 2004 Capital Gains	0.26985%	99.73015%	0.26985%	99.73015%
January 2005 through September 2005	100.00000%	-%	100.00000%	-%
Limited-Term Bond Fund, Class A, B, C and Y
October 2004 through December 2004	100.00000%	-%	100.00000%	-%
December 2004 Capital Gains	100.00000%	-%	100.00000%	-%
January 2005 through September 2005	100.00000%	-%	100.00000%	-%

The tax status of distributions paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from each Fund.

The Board of Directors of Waddell & Reed Advisors Fixed Income Funds, Inc.

Each of the individuals listed below serves as a director for the Corporation, and for the other portfolios within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and W&R Target Funds, Inc. (the Advisors Fund Complex), except that Mr. Hechler is not a Director of W&R Target Funds, Inc. The Advisors Fund Complex, together with the Ivy Family of Funds, make up the Waddell & Reed Fund Complex. The Ivy Family of Funds consists of the portfolios in the Ivy Funds and Ivy Funds, Inc.

The interested directors are "interested" by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly-owned subsidiaries, including the funds' investment advisor, Waddell & Reed Investment Management Company (WRIMCO); the funds' principal underwriter, Waddell & Reed, Inc. (W&R); and the funds' transfer agent, Waddell & Reed Services Company (WRSCO), as well as by virtue of their personal ownership of shares of WDR. The other directors (more than a majority of the total number) are disinterested; that is, they are not employees or officers of, and have no financial interest in, WDR or any of its wholly-owned subsidiaries, including W&R, WRIMCO and WRSCO. Each Director serves an indefinite term, until he or she dies, resigns, is removed or becomes disqualified.

Additional Information about Directors

The Statement of Additional Information (SAI) for Waddell & Reed Advisors Fixed Income Funds, Inc. includes additional information about Fund directors. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Directors

James M. Concannon (58)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: Professor of Law, Washburn Law School; formerly, Dean, Washburn Law School (until 2001)
Other Directorships held by Director: Director, Kansas Legal Services for Prisoners, Inc.

John A. Dillingham (66)
4040 Northwest Claymont Drive, Kansas City, MO 64116
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1997
Director of Funds in the Fund Complex since: 1997
Principal Occupations During Past 5 Years: President and Director, JoDill Corp. and Dillingham Enterprises, Inc., both farming enterprises; President, Missouri Department of Justice
Other Directorships held by Director: Director, Salvation Army; Advisory Director, UMB Northland Board (financial services)

David P. Gardner (72)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupation During Past 5 Years: Senior Advisor to the President, J. Paul Getty Trust; formerly, Professor, University of Utah (until 2005)
Other Directorships held by Director: None

Linda K. Graves (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1995
Director of Funds in the Fund Complex since: 1995 Principal Occupation During Past 5 Years: First Lady of Kansas (until 2003)
Other Directorships held by Director: Chairman and Director, Greater Kansas City Community Foundation

Joseph Harroz, Jr. (38)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Vice President and General Counsel of the Board of Regents, University of Oklahoma; Adjunct Professor, University of Oklahoma Law School; Managing Member, Harroz Investments, LLC, commercial enterprise investments; formerly, Consultant, MTV Associates (2004)
Other Directorships held by Director: Director and Shareholder, Valliance Bank; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

John F. Hayes (85)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1988
Director of Funds in the Fund Complex since: 1988
Principal Occupation During Past 5 Years: Shareholder, Gilliland & Hayes, PA, a law firm; formerly, Chairman, Gilliland & Hayes (until 2003)
Other Directorships held by Director: Director, Central Bank & Trust; Director, Central Financial Corp. (banking)

Glendon E. Johnson (81)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1982
Director of Funds in the Fund Complex since: 1971
Principal Occupations During Past 5 Years: Retired
Other Directorships held by Director: None

Frank J. Ross, Jr. (52)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 44
Director since: 1996
Director of Funds in the Fund Complex since: 1996
Principal Occupation During Past 5 Years: Shareholder/Director, Polsinelli Shalton Welte Suelthaus, a law firm
Other Directorships held by Director: Director, Columbian Bank & Trust

Eleanor B. Schwartz (68)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Director
Number of portfolios overseen by Director: 71
Director since: 1995
Director of Funds in the Fund Complex since: 1995
Principal Occupations During Past 5 Years: Professor Emeritus, University of Missouri at Kansas City; formerly, Professor of Business Administration, University of Missouri at Kansas City (until 2003)
Other Directorships held by Director: Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Frederick Vogel III (70)
6300 Lamar Avenue, Overland Park, KS 66202
Position held with Fund: Independent Chairman and Director
Number of portfolios overseen by Director: 44
Director since: 1982
Director of Funds in the Fund Complex since: 1971
Principal Occupation During Past 5 Years: Member, Board of Directors, The Terra Foundation for American Art (Chicago); Vice President, Treasurer and Trustee, The Layton Art Collection, Inc.; Member of the Directors Advisory Committee for American Art
Other Directorships held by Director: None

Interested Directors

Robert L. Hechler (68)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director; formerly, President, Principal Financial Officer
Number of portfolios overseen by Director: 24
Director since: 1998
Director of Funds in the Fund Complex since: 1998
Principal Occupations During Past 5 Years: Consultant of WDR and W&R; formerly, Director of WDR (until 2003); formerly, Executive Vice President and Chief Operating Officer of WDR (until 2001); formerly, Chief Executive Officer, President, Director, Principal Financial Officer and Treasurer of W&R (until 2001); formerly, Director, Executive Vice President, Principal Financial Officer and Treasurer of WRIMCO (until 2001); formerly, Director and Treasurer of WRSCO (until 2001)
Other Directorships held by Director: None

Henry J. Herrmann (62)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Director and President
Number of portfolios overseen by Director: 72
Director since: 1998; President since: 2001
Director of Funds in the Fund Complex since: 1998
Principal Occupation(s) During Past 5 Years: Chief Executive Officer of WDR; formerly, Chief Investment Officer and President of WDR (until 2005); formerly, President, Chief Executive Officer, Chairman and Chief Investment Officer of WRIMCO (until 2005); formerly, President, Chairman, Chief Executive Officer and Chief Investment Officer of Ivy Investment Management Company (IICO), an affiliate of WDR; President of each of the Funds in the Advisors Fund Complex; President of Ivy Funds, Inc.; President of Ivy Funds
Other Directorships held by Director: Director of WDR, W&R, WRIMCO, WRSCO, IICO; Director, Austin, Calvert & Flavin, an affiliate of WRIMCO; Director, Ivy Funds Distributor, Inc. (IFDI) an affiliate of WDR; Director, Ivy Funds, Inc.; Trustee, Ivy Funds

Officers

Theodore W. Howard (63)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Treasurer and Principal Accounting Officer since 1982; Vice President since 1987; Principal Financial Officer since 2002
Positions held with Funds in the Fund Complex: Treasurer and Principal Accounting Officer since 1976; Vice President since 1987; Principal Financial Officer since 2002
Principal Occupation(s) During Past 5 Years: Senior Vice President of WRSCO; Treasurer, Principal Accounting Officer, Vice President and Principal Financial Officer of each of the Funds in the Fund Complex; Vice President, Principal Financial Officer, Principal Accounting Officer and Treasurer of Ivy Funds and Ivy Funds, Inc.; formerly, Assistant Treasurer of Ivy Funds (until 2003); formerly, Vice President of WRSCO (until 2001)
Directorships held: None

Kristen A. Richards (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Secretary and Associate General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Secretary and Associate General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Vice President, Associate General Counsel and Chief Compliance Officer of WRIMCO; Vice President, Associate General Counsel and Chief Compliance Officer of IICO; Vice President and Secretary of each of the Funds in the Fund Complex; Vice President and Secretary of Ivy Funds; formerly, Assistant Secretary of each of the funds in the Fund Complex (until 2000)
Directorships held: None

Daniel C. Schulte (39)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Vice President, Assistant Secretary and General Counsel since 2000
Positions held with Funds in the Fund Complex: Vice President, Assistant Secretary and General Counsel since 2000
Principal Occupation(s) During Past 5 Years: Senior Vice President and General Counsel of WDR; Senior Vice President, General Counsel of W&R, WRIMCO and WRSCO, IICO; Vice President, General Counsel and Assistant Secretary of each of the Funds in the Fund Complex; Vice President, General Counsel and Assistant Secretary of Ivy Funds; formerly, Secretary of WDR, W&R, WRIMCO and WRSCO, IICO (until 2004)
Directorships held: None

Scott Schneider (37)
6300 Lamar Avenue, Overland Park, KS 66202
Positions held with Fund: Chief Compliance Officer since 2004
Positions held with Funds in the Fund Complex: Chief Compliance Officer since 2004
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer for each of the Funds in the Fund Complex; formerly, Senior Attorney and Compliance Officer for each of the Funds in the Fund Complex (until 2004)
Directorships held: None

Renewal of Investment Management Agreement for Waddell & Reed Advisors Fixed Income Funds, Inc.

At their August 23 and 24, 2005 meeting, the Directors, including all of the Disinterested Directors, considered and approved the renewal of the existing Management Agreement between WRIMCO and the Corporation as to each Fund. The Disinterested Directors of the Funds were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Directors also received and considered a memorandum from their independent legal counsel regarding the Disinterested Directors' responsibilities in evaluating the Management Agreement for each Fund. This memorandum explained the regulatory requirements pertaining to the Disinterested Directors' evaluation of WRIMCO and the Management Agreement.

Prior to the Board meeting, independent legal counsel sent to WRIMCO a request for information to be provided to the Directors in connection with their consideration of the continuance of the Management Agreement. WRIMCO provided materials to the Directors that included responses to those requests and other information WRIMCO believed was useful in evaluating continuation of the Management Agreement. The Directors also received reports prepared by an independent consultant, Lipper Inc., relating to each Fund's performance and expenses compared to the performance and expenses of a peer group of comparable funds. At the meeting, the Directors received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, W&R) to each Fund. In addition, during the course of the year, WRIMCO had provided information relevant to the Directors' consideration of the continuance of the Management Agreement.

Nature, Extent and Quality of Services Provided to each Fund

The Directors considered the nature, extent and quality of the services provided to each Fund pursuant to the Management Agreement and also the overall fairness of the Management Agreement.

The Directors considered WRIMCO's research and portfolio management capabilities and that W&R also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered WRIMCO's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Fund, those brokers' and dealers' provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Directors also considered the favorable history, reputation, qualification and background of WRIMCO and W&R's extensive administrative, accounting and compliance infrastructure.

Fund Performance, Management Fee and Expense Ratio. The Directors considered each Fund's performance, both on an absolute basis and in relation to the performance of a peer group of comparable mutual funds, as selected by Lipper. Each Fund's performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Directors considered the management fees and total expenses of each Fund and also considered each Fund's management fees and total expenses in relation to the management fees and total expenses, respectively, of a peer group of comparable mutual funds. The Directors' review also included consideration of each Fund's management fees at various asset levels, which reflected breakpoints in the management fee structure and average account size information. In addition, the Directors considered, for each Fund, that the Fund's investment management fees, if any, were the same as the fees paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with similar investment objectives, policies and strategies as the Fund (Similar Funds). The Directors also considered the subadvisory fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds advised by WRIMCO (or its affiliate), as well as the management fees, if any, paid by other client accounts managed by WRIMCO (or its affiliate), with similar investment objectives, policies and strategies as the Fund (Other Accounts).

Additional Considerations with respect to each Fund:

Waddell & Reed Advisors Government Securities Fund

The Directors considered that Waddell & Reed Advisors Government Securities Fund's total return performance was higher than the peer group median for the one-, three-, five-, seven-, and ten-year periods and was higher than the Lipper index for the ten-year period.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee was equal to the peer group median and that the overall expense ratio was higher than the peer group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was lower than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were below the asset-weighted average for its peer group, except for two asset levels at which the Fund's effective management fees were higher.

The Directors also considered that there were no Similar Funds or Other Accounts managed by WRIMCO or its affiliates with similar investment objectives, policies and strategies as the Fund.

Waddell & Reed Advisors Limited-Term Bond Fund

The Directors considered that Waddell & Reed Advisors Limited-Term Bond Fund's total return performance was lower than the peer group median and the Lipper index for the one-year period for which information was provided since the Fund only had a full year's performance record as of the period ended June 30, 2005. The Directors also considered that the Fund was managed more conservatively than the peer group funds, which affected the performance of the Fund in some types of markets.

The Directors considered the range and average of the management fees and expense ratios of the peer group. They considered that the Fund's management fee was lower than the peer group median and that the overall expense ratio was higher than the peer group median on an unadjusted basis but that, when adjusted for the Fund's smaller average account size, the Fund's overall expense ratio was lower than its peer group median. They also considered that, with the breakpoints in the fee schedule, the Fund's effective management fees at various asset levels were below the asset-weighted average for its peer group, except for two asset levels at which the Fund's effective management fees were higher.

The Directors also considered that the Similar Funds had advisory fee schedules that were the same as the Fund's advisory fee schedule and that the Other Accounts had average advisory fees that were lower than the management fee of the Fund. The Directors considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Fund's management fee. The Directors recognized that differences in fees paid by the Other Accounts were consistent with the management and other services provided.

Profitability and Economies of Scale

The Directors also considered that each Fund's management fee structure includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to a Fund were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Fund, the Disinterested Directors considered specific data as to WRIMCO's profit or loss with respect to the Fund for a recent period. The Directors also considered WRIMCO's methodology for determining this data.

In determining whether to approve the proposed continuance of the Management Agreement as to a Fund, the Directors considered the best interests of the Fund and the overall fairness of the proposed Management Agreement. The Directors considered the following factors to be of primary importance to their approval of the continuance of the Fund's Management Agreement, without any one factor being dispositive:

  the performance of the Fund compared with the average performance of a peer group of comparable funds and with relevant indices;
  the Fund's investment management fees and total expenses compared with the management fees and total expenses of a peer group of comparable funds;
  the existence or appropriateness of breakpoints in the Fund's management fees;
  the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Fund;
  the other benefits that accrue to WRIMCO as a result of its relationship to the Fund; and
  the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, the Board determined that each Fund's Management Agreement is fair and reasonable and that continuance of the Management Agreement was in the best interests of the Fund. In reaching these determinations, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Fund are adequate and appropriate; the performance of the Fund was satisfactory; it retained confidence in WRIMCO's overall ability to manage the Fund; and the management fee paid to WRIMCO was reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Fund, the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its relationship with the Fund.

Annual Privacy Notice

Waddell & Reed, Inc., Waddell & Reed Advisors Group of Mutual Funds and Waddell & Reed InvestEd Portfolios, Inc. (Waddell & Reed) are committed to ensuring their customers have access to a broad range of products and services to help them achieve their personal financial goals. In the course of doing business with Waddell & Reed, customers are requested to share financial information and they may be asked to provide other personal details. Customers can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Customer's Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of customer information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our customers' trust. Thus, the safekeeping of customer information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our customers that whenever information is used, it is done with discretion. The safeguarding of customer information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to the following types of third parties: selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our customers. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our customers; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a customer.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, please provide a written request to opt out with your name and account number(s) or social security number to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, Kansas 66201. You may also call 1.888.Waddell and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices as described in this notice.

Proxy Voting Information

Proxy Voting Guidelines

A description of the policies and procedures Waddell & Reed Advisors Fixed Income Funds, Inc. uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission's (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed's website at www.waddell.com and on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule Information

A complete schedule of portfolio holdings for the first and third quarters of each fiscal year will be filed with the Securities and Exchange Commission (SEC) on the Corporation's Form N-Q. This form may be obtained in the following ways:

  On the SEC's website at www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Householding Notice

If you currently receive one copy of the shareholder reports and prospectus for your household (even if more than one person in your household owns shares of the Fund) and you would prefer to receive separate shareholder reports and prospectuses for each account holder living at your address, you can do either of the following:

Fax your request to 800.532.2749.

Write to us at the address listed on the back cover.

Please list each account for which you would like to receive separate shareholder reports and prospectus mailings. We will resume sending separate documents within 30 days of receiving your request.

To all Traditional IRA Planholders:

As required by law, we are hereby providing notice to you that income tax may be withheld automatically from any distribution or withdrawal from a traditional IRA. The Fund is generally required to withhold taxes unless you make a written election not to have taxes withheld. The election may be made on the distribution/withdrawal form provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

This page is for your notes and calculations.

The Waddell & Reed Advisors Funds Family

Global/International Funds

Waddell & Reed Advisors Global Bond Fund
Waddell & Reed Advisors International Growth Fund

Domestic Equity Funds

Waddell & Reed Advisors Accumulative Fund
Waddell & Reed Advisors Core Investment Fund
Waddell & Reed Advisors Dividend Income Fund
Waddell & Reed Advisors New Concepts Fund
Waddell & Reed Advisors Small Cap Fund
Waddell & Reed Advisors Tax-Managed Equity Fund
Waddell & Reed Advisors Value Fund
Waddell & Reed Advisors Vanguard Fund

Fixed Income Funds

Waddell & Reed Advisors Bond Fund
Waddell & Reed Advisors Government Securities Fund
Waddell & Reed Advisors High Income Fund
Waddell & Reed Advisors Limited-Term Bond Fund
Waddell & Reed Advisors Municipal Bond Fund
Waddell & Reed Advisors Municipal High Income Fund

Money Market Funds

Waddell & Reed Advisors Cash Management

Specialty Funds

Waddell & Reed Advisors Asset Strategy Fund
Waddell & Reed Advisors Continental Income Fund
Waddell & Reed Advisors Retirement Shares
Waddell & Reed Advisors Science and Technology Fund

1.888.WADDELL
Visit us online at www.waddell.com

Investors should consider the investment objectives, risks, charges and expenses of a fund carefully before investing. For a prospectus containing this and other information for the Waddell & Reed Advisors Funds, call your financial advisor or visit us online at www.waddell.com. Please read the prospectus carefully before investing.

NUR1011A (9-05)

ITEM 2. CODE OF ETHICS

(a)	As of September 30, 2005, the Registrant has adopted a code of ethics (the "Code"), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Office and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors of the Registrant has determined that Glendon E. Johnson, Sr. is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

	2004	$20,000
	2005	21,500

(b)	Audit-Related Fees

	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's annual financial statements and are not reported under paragraph (a) of this Item are as follows:

	2004	$2,400
	2005	6,500

	These fees are related to the review of Form N-1A and to the review of merger proxies.

(c)	Tax Fees

	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

	2004	$3,700
	2005	3.900

	These fees are related to the review of the registrant's tax returns.

(d)	All Other Fees

	The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

	2004	$845
	2005	800

	These fees are related to the review of internal control and the review of additional security-related costs.

(e)	(1)	Registrant's audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

	The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant's investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)	(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$6,945 and $11,200 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $175,447 and $187,717 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Item 1 Shareholder Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee of the Board of Directors of the Registrant will consider nominees recommended by shareholders of the Fund. Shareholders should direct the names of candidates they wish to be considered to the attention of the Fund's Nominating Committee, in care of the Fund's Secretary, at the address of the Fund listed on the front page of this Report. Such nominees will be considered with any other director nominees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The Registrant's Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant's management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Waddell & Reed Advisors Fixed Income Funds, Inc.
(Registrant)

By /s/Kristen A. Richards
Kristen A. Richards, Vice President and Secretary

Date: December 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Henry J. Herrmann
Henry J. Herrmann, President and Principal Executive Officer

Date: December 7, 2005

By /s/Theodore W. Howard
Theodore W. Howard, Treasurer and Principal Financial Officer

Date: December 7, 2005